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[CIGNA TREE LOGO APPEARS HERE]



                                                         CIGNA VARIABLE PRODUCTS
                                                               MONEY MARKET FUND






                                                                   ANNUAL REPORT






                                                               DECEMBER 31, 1997

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                                                                               1


DEAR SHAREHOLDERS:

We are pleased to provide this report for the CIGNA Variable Products Money Market Fund (the "Fund"), covering the year ended December 31, 1997.

MARKET REVIEW

There was little surprise in the fact that the Federal Reserve (the "Fed") left monetary policy unchanged in the fourth quarter of 1997. The ongoing crisis in Southeast Asia, and the corresponding threat of an Asian recession and asset deflation risks, as expected, kept the Fed on hold. Expectations are that, although the Asian situation will reduce U.S. growth in 1998, perhaps as much as one full percentage point, that growth will continue in the range of 2-2 1/2%. The Fed may eventually ease monetary policy.

FUND ACTIVITY AND PERFORMANCE

On December 31, 1997, the portfolio composition was as follows: top-tier commercial paper, 72%; top tier foreign commercial paper, 2%; and U.S. Government and agencies, 26%. The Fund is well diversified.

Total return for the twelve months ended December 31, 1997 was 5.19%, after expenses and reinvestment of dividends. By comparison, the Lipper Money Market Instrument Fund Average and three-month treasury bills, as reported by Lehman Brothers (which does not include investment expenses), returned 4.90% and 5.52%, respectively, for the year ended December 31, 1997. As of December 31, 1997, the Fund's annualized 7-day yield was 5.27%, and its average portfolio maturity was 35 days. (Fund and Lipper returns are after expenses and reinvestment of dividends.)

OUTLOOK

1998 started with a bang, as long bond yields fell to historic lows in the first few trading days. Fueling the rally were the Asian crisis and Fed Chairman Alan Greenspan's speech on deflation. These two issues highlight both the fundamental and technical factors that must be considered in assessing future activity. We currently expect that Fed policy will remain steady for the first quarter of 1998. The portfolio is structured to take advantage of this environment. We will, however, continue to monitor the situation in Asia as well as economic trends in the U.S., as we believe both are key indicators of future Fed direction - and will adjust our portfolio strategy accordingly.


Sincerely,


/s/ R. Bruce Albro

R. Bruce Albro
Chairman of the Board and President
CIGNA Variable Products Money Market Fund


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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND INVESTMENTS IN SECURITIES
December 31, 1997                                                              2

                                                          MARKET
                                             PRINCIPAL    VALUE
                                               (000)      (000)
------------------------------------------------------------------
COMMERCIAL PAPER - 71.9%
American Express Credit Corp.,
    5.52%,  1/6/98                           $      60  $      60
    5.57%, 1/6/98                                   54         54
    5.8%, 1/22/98                                  305        305
Assoc. Corp. of North America, 5.65%, 1/9/98       396        396
Bell Atlantic Financial Services, 5.85%,
  1/27/98                                          550        548
Campbell Soup Co., 5.7%, 1/22/98                   375        374
Coca-Cola Co.
   5.8%, 1/8/98                                    330        330
   5.55%, 1/13/98                                  194        194
Disney, (Walt) Co, 5.8%, 1/14/98                   250        249
Dillard Investment Co., 5.9%, 1/7/98               509        508
Dupont (E.I.) de Nemours & Co., 5.55%,
  1/12/98                                          275        274
Ford Motor Credit Co., 5.6%, 1/7/98                400        400
Fortune Brands, Inc., 5.85, 1/12/98                460        459
Gannett, Inc. 6.65%, 1/16/98                       371        370
Hershey Foods Corp., 5.63%, 2/13/98                429        426
Hewlet  Packard Co., 5.9%, 1/21/98                 390        389
Household Finance Corp., 6.0%, 1/2/98              530        530
Lucent Technologies, Inc., 5.5%, 1/5/98            362        362
May Department Stores Co., 5.83%, 1/23/98          525        523
PACCAR Financial Corp., 6.2%, 1/8/98               395        394
PHH Corp., 5.58%, 2/2/98                           387        385
Penny, (J.C.) Funding Corp., 5.54%, 1/15/98        320        319
Pitney Bowes Credit Corp.,
   5.8%, 1/16/98                                   187        187
   5.92%, 1/16/98                                  323        322
Shell Oil Co., 5.8%, 1/5/98                        537        537
Sysco Corp., 5.85%, 1/20/98                        537        535
Times Mirror Co., 5.65%, 2/6/98                    405        403
Toshiba America, Inc., 5.55%, 1/8/98               228        228
Xerox Credit Corp., 5.55%, 1/13/98                 400        399
                                                         ---------
                                                           10,460
                                                         ---------
FOREIGN - 1.8%
BBV Finance (Delaware), 5.51%, 1/7/98              264        264
                                                         ---------

                                                       MARKET
                                          PRINCIPAL    VALUE
                                            (000)      (000)
---------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - 26.0%
Federal Farm Credit Banks,
   5.53%, 2/2/98                           $    500    $   500
   5.65%, 2/2/98                              1,000      1,000
   5.6%, 10/1/98                                250        250
Federal Home Loan Banks,
   5.8%, 2/5/98                                 125        125
   5.8%, 9/18/98                                500        500
Federal National Mortgage Assoc.,
   5.5%, 2/18/98                                150        150
Student Loan Marketing Assoc.,
   5.82%, 9/16/98                               250        250
   5.92%, 11/12/98*                           1,000      1,000
                                                      ---------
                                                         3,775
                                                      ---------

TOTAL INVESTMENTS IN SECURITIES - 99.7%
  (Total Cost - $14,498,677)                            14,499
Cash and Other Assets, Less Liabilities - 0.3%              41
                                                      ---------
NET ASSETS - 100.0%
  (Equivalent to $1.00 per share based on
  14,539,904 shares outstanding)                       $14,540
                                                      =========

*Variable rate security.  Rate is as of December 31, 1997.

The Notes to Financial Statements are an integral part of these statements.


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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      3


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                  (IN THOUSANDS)
                                                  --------------
ASSETS:
Investments in securities at value
   (Cost - $14,498,677)                               $   14,499
Cash on deposit with custodian                                 1
Interest receivable                                           57
Investment for Trustees' deferred compensation
   plan (Cost - $1,359)                                        1
Receivable from advisor                                        9
                                              -------------------
      TOTAL ASSETS                                        14,567
                                              -------------------
LIABILITIES:
Accrued audit and legal fees payable                           7
Accrued advisory fees payable                                  4
Payable for Trustees' deferred compensation
  plan                                                         1
Other accrued expenses (including $4,223 due
  to affiliates)                                              15
                                              -------------------
      TOTAL LIABILITIES                                       27
                                              -------------------
NET ASSETS (Equivalent to $1.00 per share
   based on 14,539,904 shares outstanding)            $   14,540
                                              ===================
COMPONENTS OF NET ASSETS:
Paid in capital                                       $   14,540
Undistributed net investment income                            -
Accumulated net realized gain on investments                   -
Unrealized appreciation of investments                         -
                                              -------------------
NET ASSETS                                            $   14,540
                                              ===================


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

                                                      (IN THOUSANDS)
                                                      --------------
INVESTMENT INCOME
INCOME:
Interest                                                       $541
                                                       -------------

EXPENSES:
Investment advisory fees                                         34
Custodian fees                                                   32
Administrative services                                          20
Other                                                            11
Auditing and legal fees                                          10
                                                       -------------
   Total expense                                                107
   Less expenses waived by investment advisor                  (59)
                                                       -------------
   Net expenses                                                  48
                                                       -------------
NET INVESTMENT INCOME                                           493
                                                       -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investments                                -
Unrealized appreciation of investments                            -
                                                       -------------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                                    -
                                                       -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             $493
                                                       =============

The Notes to Financial Statements are an integral part of these statements.


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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      4



STATEMENT OF CHANGES IN NET ASSETS


                                                           FOR THE         MARCH 1,
                                                         YEAR ENDED        1996* TO
                                                          DECEMBER 31,    DECEMBER 31,
                                                            1997             1996
                                                            ----             ----
                                                                (IN THOUSANDS)
                                                                --------------
OPERATIONS:
Net investment income                                            $493            $212
Net realized gain from investments                                  -               -
Unrealized appreciation on investments                              -               -
                                                        --------------    ------------

Net increase in net assets from operations                        493             212
                                                        --------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                       (493)           (212)
From net realized capital gains                                     -               -
                                                        --------------    ------------

Total distributions to shareholders                              (493)           (212)
                                                        --------------    ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                              38,202           5,887
Net asset value of shares issued to shareholders in
   reinvestment of dividends and distributions                    491             211
                                                        --------------    ------------
                                                               38,693           6,098
Cost of shares redeemed                                        (30,156)            (95)
                                                        --------------    ------------

Net increase from fund share transactions                       8,537           6,003

NET INCREASE IN NET ASSETS                                      8,537           6,003
                                                        --------------    ------------

NET ASSETS:
Beginning of period                                             6,003               -
                                                        --------------    ------------
End of period                                                 $14,540          $6,003
                                                        ==============    ============

*  Commencement of operations.

The Notes to Financial Statements are an integral part of these statements.


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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS        5



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Variable Products Money Market Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - The investments in the Fund are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which at December 31, 1997 approximates cost for Federal income tax purposes.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.

C. FEDERAL TAXES - For Federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - Dividends from net investment income and net realized gains are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Funds. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. CII has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.50% of average daily net assets.

The Fund reimburses CII for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the period ending December 31, 1997, the Fund paid $20,114.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. CAPITAL STOCK. The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Connecticut General Life Insurance Company, an indirect, wholly-owned subsidiary of CIGNA Corporation, is the sole shareholder of the Fund.

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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS
(Continued)                                                                    6


Transactions in capital stock were as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                 Year Ended                                 March 1, 1996* to
                                             December 31, 1997                              December 31, 1996
                                        Shares                Amount                    Shares                Amount
----------------------------------------------------------------------------------------------------------------------------

Shares sold                              38,203               $38,203                    5,887                 $5,887

Shares issued to shareholders
  in reinvestment of dividends
  and distributions                         494                   494                      211                    211
                                     -----------------     -----------------        -----------------      -----------------
                                         38,697                38,697                    6,098                  6,098


Shares redeemed                         (30,160)              (30,160)                     (95)                   (95)
                                     -----------------     -----------------        -----------------      -----------------

Net increase                              8,537               $ 8,537                    6,003                 $6,003
                                     =================     =================        =================      =================


* Commencement of operations.



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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS
(Continued)                                                                    7



5. FINANCIAL HIGHLIGHTS. The following selected per share data, ratios and supplemental data is computed on the basis of a share outstanding throughout the period:


                                                                   Year
                                                                  Ended         March 31, 1996* to
                                                               December 31,       December 31,
                                                                   1997             1996
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                $1.00            $1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                0.05             0.04
Net realized and unrealized gain on securities                         -                -
                                                                    ------           ------
TOTAL FROM INVESTMENT OPERATIONS                                     0.05             0.04
                                                                    ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                (0.05)           (0.04)
Distributions from capital gains                                      -                -
                                                                    ------           ------
TOTAL DISTRIBUTIONS                                                 (0.05)           (0.04)
                                                                    ------           ------

NET ASSET VALUE, END OF PERIOD                                      $1.00            $1.00
                                                                    ======           ======
TOTAL RETURN                                                         5.19%            4.18%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                           $14,540            $6,003
Ratio of operating expenses to average net assets                    0.50% **         0.42% **
Ratio of net investment income to average net assets                 5.07% ***        4.10% ***
Portfolio turnover                                                    N/A              N/A

*  Commencement of operations.
** Ratios of expenses to average net assets prior to reimbursement of expenses were 1.58% and 1.28% for the 1997 and 1996 periods, respectively.
***Ratios of net investment income to average net assets prior to reimbursement of expenses were 4.4% and 3.24% for the 1997 and 1996 periods, respectively.


The Notes to Financial Statement are an integral part of these statements.

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                                                                               8


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA Variable Products Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products Money Market Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the year then ended and for the period March 1, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachesetts
February 20, 1998


The Notes to Financial Statements are an integral part of these statements.

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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      9



TRUSTEES:                                 OFFICERS:

R. Bruce Albro (Chairman)                 R. Bruce Albro
Senior Managing Director,                 Chairman of the Board
CIGNA Investments, Inc.                   and President

Hugh R. Beath                             Alfred A. Bingham III
Advisory Director,                        Vice President and Treasurer
AdMedia Corporate Advisors, Inc.
                                          Jeffrey S. Winer
Russell H. Jones                          Vice President and Secretary
Vice President and Treasurer
Kaman Corporation
                                          CUSTODIAN AND TRANSFER AGENT:
Thomas C. Jones
President, CIGNA Investment               State Street Bank and Trust Company
Management and CIGNA                      P.O. Box 2351
Investments, Inc.                         Boston, Massachusetts 02107

Paul J. McDonald                          INVESTMENT ADVISER:
Senior Executive Vice President
and Chief Administrative Officer,         CIGNA Investments, Inc.
Friendly Ice Cream Corporation            900 Cottage Grove Road
                                          Hartford, CT 06152

                                          THE FUND:

                                          950 Winter Street
                                          Suite 1200
                                          Waltham, Massachusetts 02154